UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2006

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2006, Perini Corporation issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits.

99.1          Press Release of Perini Corporation dated May 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                                Perini Corporation

Dated: May 3, 2006                                              By: /s/Michael E. Ciskey
                                                                                        Michael E. Ciskey
                                                                                        Vice President and Chief Financial Officer